Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-B

KEY PERFORMANCE FACTORS
August 31, 1997



        Expected B Maturity                         06/15/00


        Blended Coupon                               5.8441%


        Excess Protection Level
          3 Month Average   4.67%
          August, 1997   4.58%
          July, 1997   4.54%
          June, 1997   4.88%


        Cash Yield                                  17.46%


        Investor Charge Offs                         4.84%


        Base Rate                                    8.04%


        Over 35 Day Delinquency                      4.66%


        Seller's Interest                           14.91%


        Total Payment Rate                          12.37%


        Total Principal Balance                     $30,603,901,306.35


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,563,766,787.86